Prepayment and other current assets, net	12 Months Ended
Dec. 31, 2021
Prepayment and other current assets, net
Prepayment and other current assets, net

5.Prepayment and other current assets, net

The following is a summary of prepayments and other current assets:

	December 31, 2020	December 31, 2021
	RMB	RMB
Deductible VAT	2,280	1,211
Deposits	8,748	7,640
Receivables due from third-party online payment platforms	1,126	6,533
Staff advances	910	1,306
Prepaid promotion expenses	55,853	49,614
Receivable from borrowers for the guarantee payment to commercial bank	343	10,208
Others	7,169	6,646
Less: provisions for prepayment and other current assets	(16,573)	(22,698)
Total prepayment and other current assets, net	59,856	60,460

The Group recognized provisions for prepayment and other current assets of nil, RMB16,573 and RMB6,125 in 2019, 2020 and 2021, respectively.